UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 28, 2008 (May 27, 2008)

WELLPOINT, INC.

(Exact name of registrant as specified in its charter)

Indiana	001-16751	35-2145715
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

120 Monument Circle

Indianapolis, IN 46204

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (317) 488-6000

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On May 27, 2008, Mark L. Boxer tendered his resignation effective July 1, 2008 as the President and CEO of Operations, Technology and Government Services Business Unit and Executive Vice President of WellPoint, Inc. (the “Company”). Pursuant to a letter agreement between Mr. Boxer and the Company (the “Boxer Agreement”), Mr. Boxer will remain employed by the Company until November 2008 to assist in the transition of his duties.

A copy of the Company’s press release announcing Mr. Boxer’s resignation is furnished herewith as Exhibit 99.1.

The above description of the Boxer Agreement is not complete and is qualified in its entirety by reference to the text of the agreement, which is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

Item 9.01—Financial Statements, Pro Forma Financial Information and Exhibits.

(d) Exhibits

Exhibit No.	Exhibit
Exhibit 10.1	Agreement between WellPoint, Inc. and Mark L. Boxer, dated May 27, 2008.

Exhibit 99.1	Press Release dated May 28, 2008

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 28, 2008

WELLPOINT, INC.

By:	/s/ John Cannon
Name:	John Cannon
Title:	Executive Vice President and General Counsel

EXHIBIT INDEX

Exhibit No.	Exhibit

Exhibit 10.1	Agreement between WellPoint, Inc. and Mark L. Boxer, dated May 27, 2008.

Exhibit 99.1	Press Release dated May 28, 2008

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